Exhibit 99.1

Bridger Aerospace Announces Changes to

its Management Team

BELGRADE, MT, July 1, 2024 – Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today announced changes to its management team and Board of Directors (“Board”), including the resignation of the Company’s Chief Executive Officer and Director, Timothy P. Sheehy, who is running for the U.S. Senate in the State of Montana.  As a result, the Board of Directors has named Sam Davis, current Chief of Staff, as interim CEO and Jeffrey Kelter as Executive Chairman.

“The leadership team at Bridger Aerospace, supported by our experienced board, will continue to excel at its core mission; saving lives and protecting property. This exceptional team deserves a fully focused CEO during its busy fire season. Now that I have won the primary election, it is appropriate for me to allow our leadership team to focus on their duties. I look forward to watching their continued success,” said Tim Sheehy.

Jeffrey Kelter commented, “Tim has worked tirelessly since he founded Bridger to build an industry leading management team, including individuals with strong aviation, corporate and military backgrounds. As a result of this effort the Board is confident in the ability of the Company’s executive team to continue to operate our fleet of aircraft to execute the Company’s vision. Additionally, since Tim announced his candidacy for U.S. Senate last year, the Board has been preparing for his possible departure, and we are fortunate to have Sam in place to take on the role of interim CEO. With his operating experience and long history with Bridger we expect a smooth transition and remain well positioned to achieve our growth objectives.”

Sam Davis added, “I am honored to step in and serve in this capacity at such an exciting time for the Company. We are entering into the historical peak of the wildfire season, and I look forward to leading, managing and safely deploying the Company’s team and fleet to save lives, property and environmental habitat threatened by wildfires - on budget and in line with Company expectations. The Bridger team has a strong culture of high performance and safety - it is a highly reliable team - whose laser-focus on our customers and their communities is driving a strong trajectory of growth.”

Sam Davis, age 40, joined Bridger Aerospace in 2019 as Controller and most recently has served as Chief of Staff. Davis played a pivotal role in guiding the Company through its transition from private to public via a de-SPAC transaction and assisted in multiple capital raises throughout various stages of expansion. He has been integral in facilitating revenue growth, implementing operational efficiency and executing strategic initiatives to expand Bridger's services and global footprint. Prior to Bridger, Davis spent four years at Oracle, Inc. in key roles leading global projects supporting Cloud initiatives, and before that at Meltwater and Natus Medical, Inc., specializing in financial consolidation, reporting and analysis and global financial management while helping to establish critical business processes and procedures. Mr. Davis holds an MBA from San Jose State University and a BS in Accounting and Finance from Boise State University. He is also a certified Project Management Professional (PMP) with expertise in capital markets, financial reporting, innovation and collaboration across all teams.

The Nominating and Corporate Governance Committee of the Board, led by Board Member Rear Admiral (Upper Half) Wyman Howard, will embark upon a search process for a permanent CEO.

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

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Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the ultimate outcome and anticipated benefits of the changes to Bridger’s management team and Board; (2) Bridger’s business and growth plans and future financial performance, including Bridger’s anticipated 2024 Adjusted EBITDA range; (3) the types of services Bridger may offer; and (4) Bridger’s management strategies, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of the changes to its management team and Board; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the change in management; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future management and Board members into Bridger’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2024. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessment to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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